                        SIGNATURES OF REPORTING PERSONS

   This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  June 10, 2019

                                   SILVER PRIVATE HOLDINGS I, LLC
                                   By: Silver Private Investments, LLC, its sole
                                   member

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Authorized Signatory

                                   SILVER PRIVATE INVESTMENTS, LLC

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Authorized Signatory

                                   SIRIS PARTNERS III, L.P.
                                   SIRIS PARTNERS III PARALLEL, L.P.
                                   By: Siris Partners GP III, L.P., its general
                                   partner
                                   By: Siris GP HoldCo III, LLC, its general
                                   partner

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Managing Member

                                   SIRIS PARTNERS GP III, L.P.
                                   By: Siris GP HoldCo III, LLC, its general
                                   partner

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Managing Member

                                   SIRIS GP HOLDCO III, LLC

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Managing Member

                                   SIRIS CAPITAL GROUP III, L.P.
                                   By: Siris Group GP, LLC, its general partner

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Manager

                                   SIRIS CAPITAL GROUP, LLC
                                   By:  Siris Group GP, LLC, its managing member

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Manager

                                   SIRIS GROUP GP, LLC

                                   By:    /s/Jeffrey Hendren
                                          -----------------------
                                          Name:  Jeffrey Hendren
                                          Title: Manager